Revenue from Operations - Additional Information (Details) - USD ($) $ in Millions	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Revenue [abstract]
Percentage of revenue from fixed price contracts	54.00%	53.00%	52.00%
Revenue recognized from unearned revenue at the beginning of period	$ 671	$ 656	$ 669
Contract assets	$ 579	850	$ 739
Explanation of whether practical expedient is applied for disclosure of transaction price allocated to remaining performance obligations	Applying the practical expedient as given in IFRS 15, the Group has not disclosed the remaining performance obligation related disclosures for contracts where the revenue recognized corresponds directly with the value to the customer of the entity's performance completed to date, typically those contracts where invoicing is on time & material basis and unit of work based contracts.
Aggregate value of performance obligations	$ 12,258	$ 10,869
Percentage of revenue to be recognized within one year	50.00%
Performance obligations, description	The aggregate value of performance obligations that are completely or partially unsatisfied as of March 31, 2025, other than those meeting the exclusion criteria mentioned above, is $12,258 million. Out of this, the Group expects to recognize revenue of around 50% within the next one year and the remaining thereafter. The aggregate value of performance obligations that were completely or partially unsatisfied as of March 31, 2024, was $10,869 million. The contracts can generally be terminated by the customers and typically includes an enforceable termination penalty payable by them. Generally, customers have not terminated contracts without cause.